--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 10, 2007

                             ORION HEALTHCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                        001-16587               58-1597246
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)


                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

         As previously reported on our Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on September 21, 2007, we entered into a Note Purchase Agreement (the "Note Purchase Agreement") with Phoenix Life Insurance Company ("Phoenix"), Brantley Partners IV, L.P. ("Brantley IV") and Terrence L. Bauer ("Bauer"), dated September 21, 2007 providing for the issuance of our senior subordinated unsecured promissory notes (the "Notes") in the aggregate principal amount of $1,000,000 to be purchased by Phoenix in the amount of $700,000, by Brantley IV in the amount of $250,000 and by Bauer in the amount of $50,000, each bearing interest at an aggregate rate of 14% per annum and due December 1, 2011. The Note Purchase Agreement was entered into to provide us with needed working capital and the necessary funds to effect the Splits referred to in Item 8.01 below.

         On December 10, 2007, we closed the transaction contemplated by the Note Purchase Agreement and issued the Notes to Phoenix, Brantley IV and Bauer.

         The Notes bear interest at the combined rate of (i) 12% per annum payable in cash on a quarterly basis and (ii) 2% per annum payable in kind (meaning that the accrued interest will be capitalized as principal) on a quarterly basis, subject to our right to pay such amount in cash. The Notes are unsecured and subordinated to all of our other senior debt. Upon the occurrence and during the continuance of an event of default the interest rate on the cash portion of the interest shall increase from 12% per annum to 14% per annum, for a combined rate of default interest of 16% per annum. We may prepay outstanding principal (together with accrued interest) on the Note subject to certain prepayment penalties and we are required to prepay outstanding principal (together with accrued interest) on the Note upon certain specified circumstances.

         The Note Purchase Agreement is attached as Exhibit 10.1 to our Current Report on Form 8-K as filed with the SEC on September 21, 2007 and is incorporated herein by reference.

Item 3.03       Material Modification to Rights of Security Holders

         The information required by this item is included in Item 8.01 and is incorporated herein by reference.

Item 5.03       Amendment to Articles of Incorporation or Bylaws

         The information required by this item is included in Item 8.01 and
Exhibit 3.1 and is incorporated herein by reference.

Item 8.01       Other Information

         As previously reported on our Current Report on Form 8-K filed with the SEC on November 29, 2007, we held a special meeting of stockholders on November 29, 2007. A proposal to amend our certificate of incorporation to provide for a 1-for-2,500 reverse stock split of our Class A Common Stock (the "Reverse Split"), immediately followed by a 2,500-for-1 forward stock split of our Class A Common Stock (collectively, the "Splits") was approved by holders of 90.4% of our Common Stock (including Class A and Class D Common Stock) entitled to vote at the special meeting. Following the approval at the special meeting, as previously reported on our Current Report on Form 8-K filed on November 29, 2007, we filed an application with the SEC on Form 25 to voluntarily delist the Company's Class A Common Stock from the American Stock Exchange ("AMEX"). The delisting became effective on December 9, 2007.

         On December 10, 2007, we filed a Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to consummate the Splits. The full text of the Fourth Amended and Restated Certificate of Incorporation is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

         Additionally, on December 10, 2007, we issued a press release regarding the filing of the Fourth Amended and Restated Certificate of Incorporation as well as the consummation of the transaction contemplated by the Note Purchase Agreement. That press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit        Description

3.1            Fourth Amended and Restated Certificate of Incorporation of
               Orion HealthCorp, Inc.
99.1           Copy of press release issued by the Company on December 10, 2007.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ORION HEALTHCORP, INC.


                                        By: /s/ Terrence L. Bauer
                                            ---------------------
                                            Terrence L. Bauer
                                            Chief Executive Officer

Date: December 10, 2007

                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibits
-------        -----------------------
3.1            Fourth Amended and Restated Certificate of Incorporation of
               Orion HealthCorp, Inc.
99.1           Copy of press release issued by the Company on December 10, 2007.




                                       4